UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 4, 2016

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

1225 Seventeenth Street, Suite 1000 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 635-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 4, 2016, The WhiteWave Foods Company, a Delaware corporation (“WhiteWave”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in detail in WhiteWave’s definitive proxy statement filed with the SEC on August 30, 2016. The final voting results regarding each proposal are set forth below. As of August 25, 2016, the record date for the Special Meeting, there were 177,224,934 shares outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were 139,504,431 shares represented in person or by proxy, which number constituted a quorum.

1.	Stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of July 6, 2016, among Danone S.A., July Merger Sub Inc. and The WhiteWave Foods Company, and the vote was as follows:

For	Against	Abstain	Broker Non- Votes
138,519,351	385,615	599,465	—

2.	Stockholders approved the proposal to approve, on a non-binding, advisory basis, specified compensation that may be paid or become payable to WhiteWave’s named executive officers in connection with the merger, and the vote was as follows:

For	Against	Abstain	Broker Non- Votes
131,896,238	6,791,426	816,767	—

3.	The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, was submitted for a vote by the stockholders; however, because stockholders holding at least a majority of the shares of WhiteWave’s common stock outstanding and entitled to vote at the close of business on the record date approved the proposal to adopt the Merger Agreement, the proposal to adjourn the Special Meeting to a later date or time if necessary or appropriate was rendered moot.

Item 8.01 Other Events

On October 4, 2016, WhiteWave issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

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Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify these forward-looking statements by forward-looking words, such as “expect,” “anticipate,” “believe,” “likely,” “may,” and “should,” the negative or plural of these words and other similar terminology. Forward looking statements in this document include, but are not limited to, statements regarding the expected timing of the completion of the transaction. These forward-looking statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those anticipated in these forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties as to the timing of the contemplated merger; the possibility that the closing conditions to the contemplated merger may not be satisfied or waived; the effects of disruption caused by the announcement of the contemplated merger; the risk of stockholder litigation in connection with the contemplated transaction, and other risks and uncertainties described in the section “Risk Factors” in WhiteWave’s recent annual report on Form 10-K available on www.whitewave.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of The WhiteWave Foods Company, dated October 4, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WHITEWAVE FOODS COMPANY

By:	/s/ Roger E. Theodoredis
Roger E. Theodoredis Executive Vice President, General Counsel and Corporate Secretary

Date: October 4, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of The WhiteWave Foods Company, dated October 4, 2016